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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 2, 2001


         AMERICAN EXPRESS                  AMERICAN EXPRESS RECEIVABLES
          CENTURION BANK                     FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of

                  American Express Credit Account Master Trust



           Utah                 11-2869526        333-91473                 Delaware              13-3854638          333-91473
     (State or Other         (I.R.S. Employer    (Commission            (State or Other        (I.R.S. Employer      (Commission
     Jurisdiction of          Identification     File Number)           Jurisdiction of         Identification      File Number)
     Incorporation or             Number)                               Incorporation or            Number)
      Organization)                                                      Organization)
                    6985 UnionPark Center                                                   World Financial Center
                     Midvale, Utah 84047                                                       200 Vesey Street
                       (801) 565-5000                                                      New York, New York 10285
                                                                                                (212) 640-2000



               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)


                           N/A                                                                  N/A
(Former Name or Former Address, if Changed Since Last Report)        (Former Name or Former Address, if Changed Since Last Report)


INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On March 2, 2001, the Registrant acquired approximately $2,500,000,000 of receivables in additional accounts from the originators. The conveyance of such receivables was effected pursuant to (i) the Assignment No. 6 of Receivables in Additional Accounts, dated as of March 2, 2001, between the Originators and The Bank of New York, as Trustee of the Registrant, and (ii) the Supplemental Conveyance, dated as of March 2, 2001, between American Express Receivables Financing Corporation II and American Express Credit Corporation. The Assignment No. 6 in Additional Accounts and the Supplemental Conveyance are attached hereto as Exhibits 99.01 and 99.02, respectively.

Item 6.           Not Applicable.

Item 7.           Exhibits.


Exhibit 99.01 Assignment No. 6 of Receivables in Additional Accounts, dated as of March 2, 2001, among American Express Centurion Bank, American Express Receivables Financing Corporation II and The Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of March 2, 2001, between American Express Receivables Financing Corporation II and American Express Credit Corporation.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Centurion Bank,
                                  on behalf of the American Express
                                  Credit Account Master Trust

                                  By:      /s/ Maureen A. Ryan
                                      -----------------------------------------
                                     Name:     Maureen A. Ryan
                                     Title:    Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                  American Express Receivables Financing
                                    Corporation II
                                  on behalf of the American Express Credit
                                  Account Master Trust


                                  By:      /s/ Leslie R. Scharfstein
                                      -----------------------------------------
                                     Name:     Leslie R. Scharfstein
                                     Title:    President


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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------
Exhibit 99.01     Assignment No. 6 of Receivables in Additional Accounts, dated as of March 2, 2001, among American Express Centurion Bank,
                  American Express Receivables Financing Corporation II and The
                  Bank of New York.

Exhibit 99.02 Supplemental Conveyance, dated as of March 2, 2001, between American Express Receivables Financing Corporation II and American Express Credit Corporation.